FAIR VALUE MEASUREMENTS - Backstop Subscription Agreement - Summary of changes in fair value of financial instruments measured on recurring basis (Details) - Derivative liabilities - Backstop Subscription Agreement
6 Months Ended
Jun. 30, 2024 USD ($)
Summary of changes in fair value of financial instruments measured on recurring basis
Initial Measurement on April 22, 2024	$ 361,124
Change in Fair Value	(4,277)
Fair Value as of September 30, 2024	$ 356,847